Exhibit (11) under N-1A
                                                Exhibit 23 under Item 601/Reg SK


                CONSENT OF ERNST & YOUNG LLP,INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and to the use of our report dated October 7, 1997, in Post-Effective Amendment Number 22 to the Registration Statement (Form N-1A No. 2-98491) and the related Prospectuses of FEDERATED ARMs FUND, dated October 31, 1997.



By:   ERNST & YOUNG LLP
      Ernst & Young LLP
Pittsburgh, Pennsylvania
October 20, 1997